Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

I, William T. Freeman, Chief Executive Officer and interim Chief Financial Officer, in connection with the Report on Form 10-Q of McCormick & Schmick’s Seafood Restaurants, Inc. for the quarterly period ended June 27, 2009 (the “Report”), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of McCormick & Schmick’s Seafood Restaurants, Inc.

/s/ WILLIAM T. FREEMAN
William T. Freeman
Chief Executive Officer and interim Chief Financial Officer

Dated: August 5, 2009